UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 19, 2002

                              AGRILINK FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 New York                              333-70143                        16-0845824
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification Number)


                    90 Linden Oaks, Rochester, New York 14625
             ----------------------------------------- -------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired.

                  None

(b)      Pro-Forma Financial Information.

                  None

(c)      Exhibits


         Exhibit No.       Description

         99.1 Press release of Agrilink Foods, Inc. dated August 19, 2002 announcing completion of equity investment.



Item 9. Regulation FD Disclosure

Attached hereto as an exhibit which is incorporated herein by reference is a press release issued by Agrilink Foods, Inc. ("Agrilink") announcing the completion of a $175 million equity investment in Agrilink by Vestar/Agrilink Holdings LLC, an affiliate of Vestar Capital Partners IV, L.P.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

                                        3
                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AGRILINK FOODS, INC.



Date:    August 19, 2002      By:   /s/Earl L. Powers
                                    --------------------------------
                                    Earl L. Powers,
                                    Executive Vice President and
                                         Chief Financial Officer
                                    (Principal Financial Officer and
                                    Principal Accounting Officer)

                                                  INDEX TO EXHIBITS


Exhibit No.         Description

   99.1 Press release of Agrilink Foods, Inc. dated August 19, 2002 announcing completion of equity investment.